Exhibit 99.1

Dear Markforged Stockholder,

In connection with the planned merger of Markforged Holding Corporation, a Delaware corporation (“Markforged”) (NYSE: MKFG) with and into Nano US II, Inc., a Delaware corporation (“Merger Sub”) and a direct, wholly-owned subsidiary of Nano Dimension USA Inc., a Delaware corporation (“Nano USA”) and a direct wholly-owned subsidiary of Nano Dimension Ltd., an Israeli company (“Nano IL”), Markforged’s stockholders will be required to provide certain documents to Computershare Trust Company, N.A., the exchange and paying agent (the “Exchange Agent”) or to their broker to avoid the application of Israeli withholding tax (at a rate of approximately 25%) to the Merger Consideration, in accordance with the terms of (a) the Agreement and Plan of Merger, dated as of September 25, 2024, by and among Markforged, Merger Sub and Nano IL (the “Agreement”), and (b) the tax ruling issued by the Israel Tax Authority (the “ITA”) on December 8, 2024 (the “ITA Tax Ruling”). IBI Trust Management has been appointed as the Israeli sub-paying agent of the transaction. Capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement.

At the closing of the merger, Nano IL shall deposit or cause to be deposited the Merger Consideration with the Exchange Agent for distribution to Markforged’s stockholders, and at the same time, Merger Sub will be merged with and into Markforged and cease to exist, Markforged will become a direct, wholly-owned subsidiary of Nano USA, and Markforged will be removed from the NYSE, in exchange for the right of the Markforged stockholders to receive the Merger Consideration, in cash, without interest. The ITA Tax Ruling generally provides that the Merger Consideration paid to a Markforged stockholder who is not an Israeli resident will be exempt from Israeli tax withholding if certain documents are provided to the Exchange Agent or to your broker.

The purpose of this letter is to give notice to you, as a stockholder of Markforged, of the documents you will be required to provide pursuant to the terms of the ITA Tax Ruling in order to avoid Israeli withholding tax on the payment of the Merger Consideration to you. You will be required to submit the documents described below to the Exchange Agent or to your broker after the closing of the merger in order to receive payment for your Markforged shares. Other documents not related to Israeli withholding tax may also be required, and will be requested separately. Instructions on how to submit all required documents will be provided after the closing.

The closing of the merger has not yet occurred, and Markforged is not requesting any forms or submissions from stockholders at this time. Please do not submit any forms or other materials to Markforged or its representatives in connection with the merger until requested to do so.

This summary is not applicable to residents of Israel. This summary is for informational purposes only and is not tax or legal advice.

Because some of the documents described below must be applied for and obtained from a governmental tax authority, Markforged stockholders are urged to consult with their tax advisors as soon as possible.

I.	Documentary Requirements Applicable to Markforged Stockholders

The specific documents you will be required to provide to avoid Israeli withholding tax will depend on whether you hold your Markforged stock as a stockholder of record on the books of Markforged’s transfer agent (in which case you are a “Registered Holder”) or through a broker in street name (in which case you are a “Street Name Holder”), what percentage of Markforged stock you own, the amount of Merger Consideration you are entitled to receive, and whether you are an individual or an entity.

We have included checkboxes for your convenience – please check the box that applies to you, then review the section below entitled “II. Information Regarding Documents Required by the ITA Tax Ruling” for more information on the specific documentary requirements applicable to you.

After the closing of the merger, you will receive a Letter of Transmittal from the Exchange Agent, or a communication from your broker, with details on how to submit all required documents.

Registered Holders of Markforged’s Capital Stock:

☐	Provide a Valid Tax Certificate.

Street Name Holders Holding Less Than 5% of Markforged’s Capital Stock:

1.	If you are receiving no more than $300,000 of Merger Consideration:

☐	Individuals: Provide either (a) a copy of your passport[1] and a Tax Declaration (and if you are a citizen of the State of Israel, also a Tax Residency Certificate), or (b) a Valid Tax Certificate.

☐	Non-Individuals: Provide either (a) a Tax Declaration or (b) a Valid Tax Certificate.

2.	If you are receiving more than $300,000 but no more than $500,000 of Merger Consideration:

☐	Individuals: Provide either (a) a copy of your passport[2], a Tax Declaration, and a Tax Residency Certificate or (b) a Valid Tax Certificate.

☐	Non-Individuals: Provide either (a) a Tax Declaration and a Tax Residency Certificate or (b) a Valid Tax Certificate.

3.	If you are receiving more than $500,000 of Merger Consideration:

☐	Provide a Valid Tax Certificate.

Street Name Holders Holding 5% or More of Markforged’s Capital Stock:

☐	Provide a Valid Tax Certificate.

II.	Information Regarding Documents Required by the ITA Tax Ruling

As explained in more detail above, you may be required to provide one or more of the following to the Exchange Agent or to your broker to avoid Israeli withholding tax with respect to the Merger Consideration.

A “Tax Declaration” is a declaration for Israeli tax withholding purposes to the effect that you are not an Israeli resident, in the form attached hereto as Exhibit A.

A “Tax Residency Certificate” is a certificate issued by the relevant Tax authority in the country in which you reside (in the United States, the Internal Revenue Service (“IRS”)), confirming that you are considered a tax resident of such country. A Tax Residency Certificate must be valid in the tax year during which the Merger Consideration is paid to you. If you are a U.S. resident stockholder, please see additional information below regarding the process to obtain a Tax Residency Certificate from the IRS.

A “Valid Tax Certificate” is a valid certificate or ruling issued by the ITA, in form and substance reasonably acceptable to Nano IL, the Exchange Agent, and the Israeli withholding agent, providing an exemption from withholding of Israeli taxes with respect to the portion of the Merger Consideration payable to you. Please see additional information below regarding the process to obtain a Valid Tax Certificate from the ITA.

Please note that both Tax Residency Certificates and Valid Tax Certificates are issued by Tax authorities, both with separate application processes, requirements and anticipated response times, which may significantly delay your ability to provide the applicable documentation to the Exchange Agent or to your broker, which will be required to obtain the payment of Merger Consideration to you. You are urged to review the documentary requirements summarized herein with your tax advisor as soon as possible and for avoidance of doubt you shall be solely liable for any fees and costs associated therewith.

Assistance with Obtaining a Valid Tax Certificate from the ITA

Obtaining a Valid Tax Certificate from the ITA is a routine procedure, typically requiring two to six weeks from the date of submission. To apply for a Valid Tax Certificate, the following documents are generally required:

[1]

If you do not have a passport, provide another certificate that proves residency outside of Israel to the reasonable satisfaction of the Exchange Agent (e.g., for a United States person, an IRS Form W-9).

[2]	See prior footnote.

☐	A Tax Declaration;

☐	A copy of your passport or, in the case of Markforged stockholders who are not natural persons, a certificate of incorporation;

☐	A Tax Residency Certificate; and

☐	Bank account details of the Markforged stockholder.

Please note that the list above reflects the documents generally required by the ITA to establish residency outside of Israel. However, the ITA may, at its discretion, request additional documentation or information. Conversely, in certain circumstances, the ITA may be satisfied as to a stockholder’s residency outside of Israel without one or more of the foregoing (for example, the ITA may determine that a Tax Residency Certificate is not required following receipt of the other documents). In addition, the ITA may require a stockholder to provide additional documents to establish residency outside of Israel (for example, if the Markforged stockholder is a legal entity, the ITA may also request a declaration stating that there are no Israeli residents among the holders of rights in such entity or that Israeli residents hold less than 25% of such rights, and a list of all such entity holders).

Markforged stockholders considering applying for a Valid Tax Certificate are urged to consult with their tax advisors and shall be solely liable for any fees and costs associated therewith. Gornitzky & Co. (“Gornitzky”), Markforged’s Israeli legal counsel, may be able to assist any Markforged stockholder in the process of obtaining a Valid Tax Certificate from the ITA, subject to specific engagement terms and conflict of interest clearance, but any such assistance will be at each Markforged stockholder’s sole cost and expense.

Procedure for Obtaining a Tax Residency Certificate for United States Resident Stockholders

IRS Form 6166 (Certification of United States Tax Residency) is a letter printed on U.S. Department of Treasury stationery certifying that the individuals or entities listed are residents of the United States for purposes of the income tax laws of the United States. The IRS procedure for requesting an IRS Form 6166 is the submission of IRS Form 8802 (Application for United States Residency Certification).

The instructions to IRS Form 8802 recommend that you mail your application, including full payment of the user fee (in general, fee is $85 per form for an individual and $185 per form for entities), at least 45 days before the date you need to submit IRS Form 6166. The IRS will contact you after 30 days if there will be a delay in processing your application. You can call the IRS at 267-941-1000 (not a toll-free number) and select the U.S. residency option if you have questions regarding your application.

The certification period is generally one year. You can request certification for both the current year and any number of prior years.

This discussion is for information purposes only and is not tax or legal advice. You may be subject to different rules in light of your particular circumstances. In completing IRS Form 8802, Markforged stockholders are urged to review the instructions to IRS Form 8802 and consult with their tax advisors and shall bear any costs and fees related thereto.

Procedures for Delivering Tax Documents

If you are a Registered Holder, you will receive a Letter of Transmittal from the Exchange Agent, which will set forth the procedures to submit the applicable tax documents described above to the Exchange Agent, following the closing of the merger. If you are a Street Name Holder, you will receive instructions from your broker following the closing of the merger.

Contact Information

If you have any questions regarding the procedure for delivering the tax documents or regarding the types of tax documents you are required to provide in order to avoid Israeli withholding tax, please contact IBI Trust Management.

IBI Trust Management (Israeli Withholding Agent):

Mr. Tzvika Bernstein; Mrs. Keren Talmor

Mobile +972 50 6209410; +972 54 2327686

Tel: +972 3 5190365

Email: Tzvika@102trust.com; Keren_T@IBI.co.il

If you would like assistance with the process of obtaining a Valid Tax Certificate from the ITA from Gornitzky & Co. (at your sole cost and expense), you may contact them as per their contact details below.

Gornitzky & Co. (Markforged’s Israeli legal counsel):

Dr. Assaf Prussak, Adv.

20 Haharash St.

Tel Aviv 6761310

Israel

E-mail: TaxCer@Gornitzky.com

The foregoing relates only to Israeli withholding tax. Stockholders may be required to submit other documentation (including IRS Form W-8 or W-9) to avoid U.S. income tax withholding that could apply to the Merger Consideration. Further information will be provided to Registered Holders by the Exchange Agent, and to Street Name Holders by their brokers, as soon as possible after the closing of the merger.

Exhibit A

DECLARATION OF STATUS FOR ISRAELI INCOME TAX PURPOSES

You are receiving this form of “Declaration of Status For Israeli Income Tax Purposes” as a holder of shares of common stock of Markforged Holding Corporation (the “Shares”), a Delaware corporation (the “Company”), in connection with the merger of the Company with and into Nano US II, Inc., a Delaware corporation (“Merger Sub”), a direct, wholly-owned subsidiary of Nano Dimension USA, Inc., a Delaware corporation and a direct wholly-owned subsidiary of Nano Dimension Ltd., an Israeli company (“Parent”), pursuant to the terms and conditions of that certain Agreement and Plan of Merger, dated as of September 25, 2024, by and among the Company, Merger Sub and Parent (the “Merger”).

By completing this form in a manner that would substantiate your eligibility for an exemption from Israeli withholding tax, you will allow Parent, Parent’s paying agents, your broker or any other withholding agent, or their authorized representatives to exempt you from Israeli withholding tax.

This form is relevant only if you certify that (A) you are NOT a “resident of Israel” (as defined under Section 1 of the Israeli Income Tax Ordinance [New Version], 5721-1961 (the “Ordinance”)) for purposes of the Ordinance, (B) you acquired the Shares on or after the initial public offering/listing of the Company on NYSE on August 20, 2020, and (C) you are the beneficial owner (directly or indirectly) of less than 5% of the Company’s issued and outstanding Shares.

For clarity, this form is NOT relevant if you are a registered shareholder (i.e., you hold Shares as a record holder in the Company’s share register), if your Shares are subject to tax under Section 102 of the Ordinance, or if your Merger consideration exceeds US$500,000.

Please note that in addition to completing this declaration, you are required to provide (i) if you are an individual, a copy of your valid non-Israeli passport (or, if you do not have a non-Israeli passport, an IRS Form W-9 or a valid government-issued identification card); and (ii) if your consideration exceeds US$300,000 (but does not exceed US$500,000) or if you are a citizen of Israel, a tax residency certificate from the applicable tax authority in your country of residence.

PART I Identification and details of Shareholder (including Eligible Israeli Brokers) (see instructions)

1. Name:	2. Type of Shareholder (more than one box may be applicable):

(please print full name)	☐ Corporation (or Limited Liability Company) ☐ Individual ☐ Trust ☐ Partnership ☐ Other: __________	☐ Bank ☐ Broker ☐ Other Financial Institution

3. For individuals only:	4. For all other Shareholders:

Date of birth: ______/_____/______ month / day / year	Country of incorporation or organization:

Country of residence:	Registration number of entity (if applicable):

Countries of citizenship (name all citizenships):

Taxpayer Identification or Social Security No. (if applicable):	Country of residence:

5. Permanent Address (house number, street, apartment number, city, state, zip or postal code, country):

6. Mailing Address (if different from above):	7. Contact Details: Name: Capacity: Telephone Number (country code, area code and number):

8. I hold the Shares of the Company (mark X in the appropriate place):

☐   directly, as a registered holder

☐   through a Broker. If you marked this box, please state the name of your Broker: _____________________

☐   I am a bank, broker or financial institution that is a “resident of Israel”

9. I am the beneficial owner (directly or indirectly) of less than 5% of the Company’s issued shares. Yes ☐ No ☐

PART II	Declaration by Non-Israeli Residents (see instructions) ▶ Eligible Israeli Brokers should not complete this Part II

A. To be completed only by Individuals. I hereby declare that: (if the statement is correct, mark X in the following box)

A.1 ☐ I am NOT, and since the date of purchase/ receipt of my Shares and until the date of the Merger was not, a “resident of Israel” for tax purposes, as defined under the Ordinance (regardless of the application of any double tax treaty), which means, among other things, that:

•  The State of Israel is not my permanent place of residence;

•  The State of Israel is neither my place of residence nor that of my family;

•  The ordinary or permanent place of my business and financial activity is NOT in the State of Israel, and I do NOT have a permanent establishment in the State of Israel;

•  I do NOT engage in an occupation in the State of Israel;

•  I do NOT own business or part of a business in the State of Israel;

•  I am NOT covered by the Israeli National Insurance Institution;

•  I was NOT present (nor am I planning to be present) in Israel for 183 days or more during this tax year; and

•  I was NOT present (nor am I planning to be present) in Israel for 30 days or more during this tax year, and the total period of my presence in Israel during this tax year and the two previous tax years is less than 425 days in total.

•  I was NOT present in Israel more than 75 days in any year since the date of the purchase of the Shares and until the date of the Merger.

A.2 ☐ I acquired the Shares on or after the initial public offering/listing of the Company on NYSE on August 20, 2020, and while the Shares were listed for trade and was not an Israeli resident when I acquired the Shares.

A.3 ☐ My consideration does not exceed US$300,000.

A.4 ☐ My consideration exceeds US$300,000 but does not exceed US$500,000.

A.5 ☐ I did not purchase/ receive my Shares from a Relative nor were they subject to Part E2 of the Ordinance (Israeli tax-free reorganization).

B. To be completed by corporations (except partnerships and trusts). I hereby declare that: (if correct, mark X in the following box)

B.1 ☐ The corporation is NOT and since the date of purchase/ receipt of its Shares and until the date of the Merger was not, a “resident of Israel” for tax purposes, as defined under the Ordinance, which means, among other things, that:

•  The corporation is NOT registered with the Registrar of Companies in Israel;

•  The corporation is NOT registered with the Registrar of “Amutot” (non-profit organizations) in Israel;

•  The control of the corporation is NOT situated in Israel;

•  The management of the corporation is NOT located in Israel;

•  The corporation does NOT have a permanent establishment in Israel; and

•  NO Israeli resident holds, directly or indirectly via shares or through a trust or in any other manner or “with another” or with others that are Israeli residents, 25.0% or more of any “means of control” in the corporation as specified below:

•  The right to participate in profits;

•  The right to appoint a director;

•  The right to vote;

•  The right to share in the assets of the corporation at the time of its liquidation; and

•  The right to direct the manner of exercising one of the rights specified above.

B.2 ☐ The corporation acquired the Shares on or after the initial public offering/listing of the Company on NYSE on August 20, 2020, and while the Shares were listed for trade and was not an Israeli resident when it acquired the Shares.

B.3 ☐ The corporation’s consideration does not exceed US$300,000.

B.4 ☐ The corporation’s consideration exceeds US$300,000 but does not exceed US$500,000.

B.5 ☐ The corporation’s Shares were not subject to Part E2 of the Ordinance (Israeli tax-free reorganization).

C. To be completed by Partnerships. I hereby declare that: (if correct, mark X in the following box)

C.1 ☐ The partnership is NOT, and since the date of purchase/ receipt of its Shares and until the date of the Merger was not, a “resident of Israel” for tax purposes, as defined under the Ordinance, which means, among other things, that:

•  The partnership is NOT registered with the Registrar of Partnerships in Israel;

•  The control of the partnership is NOT situated in Israel;

•  The management of the partnership is NOT located in Israel;

•  The partnership does NOT have a permanent establishment in Israel;

•  NO Israeli resident holds, directly or indirectly via shares or through a trust or in any other manner or “with another” or with others that are Israeli residents, 25.0% or more of any right in the partnership or, of the right to direct the manner of exercising any of the rights in the partnership; and

•  NO partner in the partnership is an Israeli resident;

C.2 ☐ The partnership acquired the Shares on or after the initial public offering/listing of the Company on NYSE on August 20, 2020, and while the Shares were listed for trade and was not an Israeli resident when it acquired the Shares.

C.3 ☐ The partnership’s consideration does not exceed US$300,000.

C.4 ☐ The partnership’s consideration exceeds US$300,000 but does not exceed US$500,000

C.5 ☐ The partnership’s Shares were not subject to Part E2 of the Ordinance (Israeli tax-free reorganization).

D. To be completed by Trusts. I hereby declare that: (if correct, mark X in the following box)

D.1 ☐ The trust is NOT, and since the date of purchase / receipt of its Shares and until the dated of the Merger was not, a “resident of Israel” for tax purposes, as defined under the Ordinance, which means, among other things, that:

•  The trust is NOT registered in Israel;

•  NONE of the settlors of the trust are Israeli residents;

•  The trust does NOT have a permanent establishment in Israel;

•  NONE of the beneficiaries of the trust are Israeli residents; and

•  The trustee of the trust is NOT an Israeli resident.

D.2 ☐ The trust acquired the Shares on or after the initial public offering/listing of the Company on NYSE on August 20, 2020, and while the Shares were listed for trade and was not an Israeli resident when it acquired the Shares.

D.3 ☐ The trust’s consideration does not exceed US$300,000.

D.4 ☐ The trust’s consideration exceeds US$300,000 but does not exceed US$500,000.

D.5 ☐ The Shares were not subject to Part E2 of the Ordinance (Israeli tax-free reorganization).

PART III Declaration by Israeli Bank, Broker or Financial Institution (see instructions) ▶ Non-Israeli Residents should not complete this Part III

I hereby declare that: (if correct, mark X in the following box)

☐   I am a bank, broker or financial institution that is a “resident of Israel” within the meaning of that term in Section 1 of the Ordinance, I am holding the Shares solely on behalf of beneficial holder(s) and I am subject to the provisions of the Ordinance and the regulations promulgated thereunder relating to the withholding of Israeli tax, including with respect to the cash payment (if any) made by me to such beneficial holder(s) with respect to Shares in connection with the Merger.

PART IV Certification. By signing this form, I also declare that:

•  I understood this form and completed it correctly and pursuant to the instructions.

•  I provided accurate, full and complete details in this form.

•  I am aware that providing false details constitutes a criminal offense.

•  I am aware that this form may be provided to the Israel Tax Authority, in case the Israel Tax Authority so requests, for purposes of an audit or otherwise.

Number of Shares: ______________

SIGN HERE ▶

	Signature of Shareholder	Date	Capacity in which acting
(or individual authorized to sign on your behalf)